UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	October 10, 2017

Hudson Technologies, Inc.
(Exact Name of Registrant as Specified in Charter)

New York
(State or Other Jurisdiction of Incorporation)

1-13412	13-3641539
(Commission File Number)	(IRS Employer Identification No.)

PO Box 1541, 1 Blue Hill Plaza, Pearl River, New York	10965
(Address of Principal Executive Offices)	(Zip Code)

(845) 735-6000
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INTRODUCTION

As previously reported, on October 10, 2017, Hudson Technologies, Inc. (the “Company”) and its wholly-owned subsidiary, Hudson Holdings, Inc. (“Holdings”) completed the acquisition (the “Acquisition”) from Airgas, Inc. (“Airgas”) of all of the outstanding stock of Airgas-Refrigerants, Inc., a Delaware corporation (“ARI”).

At closing, Holdings paid net cash consideration to Airgas of approximately $209 million, which includes preliminary post-closing adjustments relating to: (i) changes in the net working capital of ARI as of the closing relative to a net working capital target, (ii) the actual amount of specified types of R-22 refrigerant inventory on hand at closing relative to a target amount thereof, and (iii) other consideration pursuant to the Stock Purchase Agreement

This Current Report on Form 8-K/A (Amendment No. 1) contains:

•	historical financial statements of ARI, in accordance with Rule 3-05 of Regulation S-X
•	pro forma financial information of the Company and ARI in accordance with Article 11 of Regulation S-X giving effect to certain pro forma events relating to the Acquisition

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

Filed herewith are the following financial statements of ARI:

Audited Financial Statements of ARI for the nine-month period ended December 31, 2016 and for the years ended March 31, 2016 and March 31, 2015

Unaudited Condensed Financial Statements of ARI for the six month periods ended June 30, 2017 and June 30, 2016

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(b)       Pro Forma Financial Information

Filed herewith is the following pro forma financial information:

Unaudited Pro Forma Condensed Combined Statements of Income for the six months ended June 30, 2017 and for the twelve months ended December 31, 2016 and Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2017 of the Company and ARI

(d)        Exhibits

23.1	Consent of KPMG LLP
99.1	- Audited Financial Statements of ARI for the nine-month period ended December 31, 2016 and for the years ended March 31, 2016 and March 31, 2015
- Unaudited Condensed Financial Statements of ARI for the six month periods ended June 30, 2017 and June 30, 2016
- Unaudited Pro Forma Condensed Combined Statements of Income for the six months ended June 30, 2017 and for the twelve months ended December 31, 2016 and Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2017 of the Company and ARI

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 8, 2017

HUDSON TECHNOLOGIES, INC.

By:	/s/ Stephen P. Mandracchia
Name:	Stephen P. Mandracchia
Title:	Vice President Legal & Regulatory Secretary

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